UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                                                                                                December 16, 2010

ROCKY BRANDS, INC.
(Exact name of registrant as specifıed in its charter)

Ohio	001-34382	31-1364046
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identifıcation No.)

39 East Canal Street, Nelsonville, Ohio	45764
(Address of principal executive offıces)	(Zip Code)

Registrant’s telephone number, including area code (740) 753-1951

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K fıling is intended to simultaneously satisfy the fıling obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 16, 2010, Rocky Brands, Inc. (the “Company”) issued a press release entitled “Rocky Brands, Inc. Announces Leadership Succession Plan.”  A copy of the Company’s press release is furnished as Exhibit 99 to this Form 8-K and is incorporated herein by reference.

Pursuant to the leadership succession plan, President and Chief Operating Officer David Sharp, age 55, will be promoted to President and Chief Executive Officer, effective July 1, 2011.  Current Chief Executive Officer and Chairman of the Board Mike Brooks, age 64, will continue to serve as Executive Chairman of the Board.

Mr. Sharp joined the Company in June 2000 and has served as President and Chief Operating Officer since January 2005.  He was elected to the Board of Directors in May 2010. Prior to that Mr. Sharp held increasing positions of responsibility with the Company, serving as Executive Vice President and Chief Operating Officer (March 2002 - January 2005), Senior Vice President - Sales and Operations (June 2001 - March 2002), Vice President of Sales and Marketing (October 2000 - June 2001), and Vice President of Manufacturing Operations and Marketing (June 2000 - October 2000).  Mr. Sharp has been engaged in the footwear industry for his entire career.  Prior to joining Rocky Brands, Mr. Sharp held various senior management, sales and marketing positions with H.H. Brown, Inc., a wholly-owned subsidiary of Berkshire-Hathaway Inc., Acme Boot Co., and Converse, Inc.

The information contained or incorporated by reference in this Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, which are intended to be covered by the safe harbors created thereby.  Those statements include, but may not be limited to, all statements regarding intent, beliefs, expectations, projections, forecasts, and plans of the Company and its management and include statements in the accompanying press release regarding the promotion of Mr. Sharp to President and Chief Executive Officer effective July 1, 2011 and the transition to new leadership.  These forward-looking statements involve numerous risks and uncertainties, including, without limitation, the various risks inherent in the Company’s business as set forth in periodic reports filed with the Securities and Exchange Commission, including the Company’s annual report on Form 10-K for the year ended December 31, 2009 (filed March 2, 2010) and the Company’s quarterly reports on Form 10-Q for the quarters ended March 31, 2010 (filed May 3, 2010), June 30, 2010 (filed August 3, 2010), and September 30, 2010 (filed October 28, 2010).  One or more of these factors have affected historical results, and could in the future affect the Company’s businesses and financial results in future periods and could cause actual results to differ materially from plans and projections. Therefore, there can be no assurance that the forward-looking statements contained or incorporated by reference in this Form 8-K will prove to be accurate.  In light of the significant uncertainties inherent in the forward-looking statements included or incorporated by reference herein, the Company, or any other person should not regard the inclusion of such information as a representation that the objectives and plans of the Company will be achieved.  All forward-looking statements contained or incorporated by reference in this Form 8-K are based on information presently available to the management of the Company.  The Company assumes no obligation to update any forward-looking statements.

Item 9.01.                                Financial Statements and Exhibits.

(d)           Exhibits.

    Exhibit No.                                                                           Description

99	Press Release, dated December 16, 2010, entitled “Rocky Brands, Inc. Announces Leadership Succession Plan.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rocky Brands, Inc.

Date: December 17, 2010	By:	/s/ James E. McDonald
James E. McDonald, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.                                Description

99	Press Release, dated December 16, 2010, entitled “Rocky Brands, Inc. Announces Leadership Succession Plan.”